EXHIBIT 10.5

PLACEMENT AGENCY AGREEMENT

October 3, 2005

Brookshire Securities Corporation
4 West Las Olas Blvd.
8th Floor
Ft. Lauderdale, Florida 33301

Re:    VirtualScopics, LLC

Ladies and Gentlemen:

This Placement Agency Agreement (this “Agreement”) sets forth terms upon which Brookshire Securities Corporation, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (together with its dealers, the “Placement Agent”), shall be engaged by VirtualScopics, LLC (“VirtualScopics”) and a publicly traded corporation, whose shares are registered with the Securities and Exchange Commission and are listed on the Over the Counter Bulletin Board (“Pubco”), to act as lead Placement Agent in connection with the private placement (the “Offering”) on a “best efforts - 3,000 units or none” basis of up to 6,000 units (“Units”), each Unit consisting of one share of Pubco’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), and a four year detachable, transferable warrant (the “Warrant”) to purchase 200 shares of Pubco’s common stock (the “Common Stock”) at an exercise price of $4.00 per share. In the event the Offering is oversubscribed, VirtualScopics and the Placement Agent may in their discretion sell as an over-allotment option up to an additional 1,000 Units.

Concurrently with the closing of this Offering, Pubco will acquire VirtualScopics through an exchange offer of its Common Stock for all of VirtualScopics’ outstanding membership units so that VirtualScopics will become a wholly-owned subsidiary of Pubco at the closing of this Offering (the “Exchange Offer”) and the members of VirtualScopics will become shareholders of Pubco.

Subject to Section 4(d), subscriptions for the Units will be accepted by Pubco at a price of $1,000 per Unit (the “Offering Price”), with a minimum investment of 50 Units ($50,000); provided, however, that subscriptions in lesser amounts may be accepted in Pubco’s and Placement Agent’s discretion. The Placement Agent shall not tender to Pubco subscriptions for any persons or entities who do not qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D as promulgated under Section 4(2) (“Regulation D”) of the Securities Act of 1933, as amended (the “Act”). The Units will be offered until October 31, 2005 (the “Initial Offering Period”) commencing on the issue date of the Memorandum (as defined below), which period may be extended by Pubco and the Placement Agent for an additional 90-day period (this additional period and the Initial Offering Period shall be referred to as the “Offering Period”). The date on which the Offering shall terminate shall be referred to as the “Termination Date.”

With respect to the Offering, Pubco shall provide the Placement Agent, on terms set forth herein, the right to offer and sell all (except for those provided in 3.e)of the Units being offered. Each of the Placement Agent and Pubco may, in its sole reasonable discretion, accept or reject in whole or in part any prospective investment in the Units or allot to any prospective subscriber less than the number of Units that such subscriber desires to purchase.

The Offering will be made by Pubco solely pursuant to the Memorandum (as hereinafter defined), which at all times will be in form and substance reasonably acceptable to the Placement Agent, Pubco, VirtualScopics and their respective counsel and contain such legends and other information as such parties and their respective counsel may, from time to time, deem necessary and desirable to be set forth therein. “Memorandum” as used in this Agreement means Pubco’s Confidential Private Placement Memorandum dated September 30, 2005, inclusive of all annexes, and all amendments, supplements and appendices thereto.

1.    Appointment of Placement Agent. On the basis of the representations and warranties provided herein, and subject to the terms and conditions set forth herein, the Placement Agent is appointed as exclusive Placement Agent of Pubco during the Offering Period to assist Pubco in finding qualified subscribers for the Offering. On the basis of such representations and warranties and subject to such terms and conditions, the Placement Agent hereby accepts such appointment and agrees to perform its services hereunder in a professional and businesslike manner and to use its commercially reasonable best efforts to assist Pubco in finding subscribers of Units who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D and to complete the Offering. The Placement Agent has no obligation to purchase any of the Units. Unless sooner terminated in accordance with this Agreement, the engagement of the Placement Agent hereunder shall continue until the later of the Termination Date or the Closing (as defined below). Prior to the Termination Date, neither Pubco nor VirtualScopics shall engage any other party to act as placement agent of any type of security (either debt or equity) of the either Pubco or VirtualScopics.

2.    Representations and Warranties.

The following representations and warranties of Pubco, only as to itself prior to the consummation of the Initial Closing and jointly, and severally with VirtualScopics after the consummation of the Initial Closing, and VirtualScopics, only as to itself prior to the consummation of the Initial Closing, and jointly and severally with Pubco after the consummation of the Initial Closing, contained in this Section 2 are true and correct as of the date of this Agreement:

(a)    Pubco is a corporation, and VirtualScopics is a limited liability company, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Except as disclosed in the Memorandum, neither Pubco nor VirtualScopics has any subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity. Each of Pubco and VirtualScopics is duly qualified to transact business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on Pubco, VirtualScopics or their respective businesses.

(b)    Each of Pubco and VirtualScopics has all requisite power and authority to conduct its business as presently conducted and as proposed to be conducted, to enter into and perform its obligations under this Agreement and the share exchange agreement that will effect the Exchange Offer (the “Share Exchange Agreement”) and at the time of the Initial Closing Pubco will have all requisite power and authority to issue, sell and deliver the securities comprising the Units and the Placement Agent Warrants (as hereinafter defined). Upon due execution and delivery, this Agreement, the Subscription Agreement annexed to the Memorandum (the “Subscription Agreement”), the Warrants, the warrants to be issued to the Placement Agent at each closing of the Offering (“Placement Agent Warrants”) and the Share Exchange Agreement will constitute the valid and binding obligations of each of Pubco and VirtualScopics to the extent it is a party to such agreements or instruments, enforceable against each of Pubco and VirtualScopics in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally, securities laws applicable to indemnification and contribution obligations of the kind set forth herein and to general equitable principles and the availability of specific performance.

(c)    None of the execution and delivery of, or performance by Pubco or VirtualScopics under this Agreement or the Subscription Agreement, the Warrants, the Placement Agent Warrants and the Share Exchange Agreement, will conflict with or violate, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of Pubco or VirtualScopics under any agreement or other instrument to which either Pubco or VirtualScopics is a party or by which either Pubco or VirtualScopics or their respective assets may be bound, or any term of the charter or by-laws of Pubco or the articles of organization or operating agreement of VirtualScopics, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to Pubco, VirtualScopics or any of their respective assets.

(d)    None of the Units, the Warrants, the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Warrants or the Placement Agent Warrants are subject to preemptive or similar rights of any stockholder or security holder of Pubco or an adjustment under the anti-dilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of Pubco.

(e)    Pubco agrees that no consent, authorization or filing of or with any United States court or government authority is required in connection with the consummation of the transactions contemplated herein, except for required filings with the United States Securities and Exchange Commission (the “SEC”) and applicable “Blue Sky” or state securities commissions relating specifically to the Offering.

(f)    The Memorandum does not, and will not, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g)    The Memorandum has been prepared in conformity with all applicable law, and is in compliance with Regulation D, the Act and the requirements of all other rules and regulations (the “Regulations”) of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Units are to be offered and sold other than foreign jurisdictions. The Units will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(2) and/or Section 4(6) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those jurisdictions in the United States in which the Placement Agent notifies Pubco that the Units are being offered for sale. Neither Pubco nor VirtualScopics has taken, nor will either take, any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) and/or Section 4(6) of the Act. None of Pubco, its predecessors or, to Pubco’s knowledge, its affiliates, has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D.

(h)    Each of VirtualScopics and Pubco owns its property and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair Pubco’s or VirtualScopics’, ownership or use of such property or assets. With respect to the property and assets it leases, if any, each of Pubco and VirtualScopics is in compliance in all material respects with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

(i)    Pubco has authorized and outstanding the capital stock as set forth in the Memorandum as of the date set forth therein. All outstanding shares of capital stock of Pubco are duly authorized, validly issued and outstanding, fully paid and nonassessable. Except for warrants referred to in the Memorandum: (i) there are no outstanding options, warrants or other rights permitting or requiring Pubco or others to purchase or acquire any shares of capital stock or other equity securities of Pubco or to pay any dividend or make any other distribution in respect thereof; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for shares of capital stock or other equity securities of Pubco and there are no contracts, commitments or understandings to which Pubco is a party, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of Pubco are reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind to which Pubco is a party with respect to the ownership, voting or transfer of Units of stock or other securities of Pubco, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights and (v) no person holds a right to require Pubco to register any securities of Pubco under the Act or to participate in any such registration. The issued and outstanding shares of capital stock of Pubco conform to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof. All issuances by Pubco of its securities have been registered or were exempt from registration under the Act and any applicable state securities laws.

(j)    The financial statements, together with the related notes, of Pubco included in Pubco’s SEC filings present fairly in all material respects the financial position of Pubco as of the respective dates specified and the results of its operations and cash flow for the respective periods covered thereby. Except as set forth in such financial statements, Pubco has not incurred any material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions subsequent to December 31, 2004. The financial statements, together with the related notes, of VirtualScopics included in the Memorandum present fairly in all material respects the financial position of VirtualScopics as of the respective dates specified and the results of its operations and cash flow for the respective periods covered thereby. Except as set forth in such financial statements and in the Memorandum, VirtualScopics has not incurred any material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions subsequent to December 31, 2004.

(k)    The conduct of business by VirtualScopics as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein VirtualScopics conducts or proposes to conduct such business, except as is described in the Memorandum or where such regulation is otherwise applicable to commercial enterprises generally. VirtualScopics has obtained all requisite licenses, permits and other governmental authorizations to conduct its business as presently conducted, except to the extent the failure to so obtain would not materially and adversely affect or could reasonably be expected to materially and adversely affect the business, financial condition, operations, prospects or property of Pubco or any of its subsidiaries, taken as a whole (a “Material Adverse Effect”). VirtualScopics has not received any notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, “truth-in-lending”, and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, which would have a Material Adverse Effect, and VirtualScopics knows of no facts or set of circumstances which would give rise to such a notice.

(l)    Except as set forth in its SEC filings, no default by Pubco or, to the knowledge of Pubco, any other party exists in the due performance under any material agreements to which Pubco is a party or to which any of its assets are subject, other than defaults that would not have a Material Adverse Effect. Except as set forth in the Memorandum, no default by VirtualScopics or, to the knowledge of VirtualScopics, any other party exists in the due performance under any material agreements to which VirtualScopics is a party or to which any of its assets are subject, other than defaults that would not have a Material Adverse Effect.

(m)    Except as set forth in its SEC filings, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of Pubco, threatened, against Pubco, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to Pubco or such officer or director, would have a Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Share Exchange Agreement or the enforceability thereof. Except as set forth in the Memorandum, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of VirtualScopics, threatened, against VirtualScopics, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to VirtualScopics or such officer or director, would have a Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Share Exchange Agreement or the enforceability thereof.

(n)    Neither Pubco nor VirtualScopics is: (i) in violation of its charter or By-laws; (ii) in default of any indenture, mortgage, deed of trust, note or other agreement or instrument to which it is a party or by which it is or may be bound or to which any of its assets may be subject, the default of which would have a Material Adverse Effect; (iii) in violation of any statute, rule or regulation, the violation of which would have a Material Adverse Effect; or (iv) in violation of any judgment, decree or order applicable to it, which violation or violations individually, or in the aggregate, would have a Material Adverse Effect.

(o)    Except as set forth in the Memorandum, since June 30, 2005, there has been no: (i) material adverse change in the financial condition of VirtualScopics or (ii) damage, loss or destruction, whether or not covered by insurance, with respect to any material asset or property of VirtualScopics.

(p)    VirtualScopics has appropriate casualty and liability insurance coverage, in scope and amounts reasonable and customary for similar businesses.

(q)    Each of Pubco and VirtualScopics has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and which are due (unless and only to the extent that it has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes or has obtained an extension of the deadline for such filing) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To Pubco’s knowledge, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Pubco know of no basis for any such claim. Pubco has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. To Pubco’s knowledge, none of Pubco’s tax returns is presently being audited by any taxing authority. To VirtualScopics’ knowledge, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of VirtualScopics know of no basis for any such claim. VirtualScopics has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. To VirtualScopics’ knowledge, none of VirtualScopics’ tax returns is presently being audited by any taxing authority.

(s)    Pubco has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials being collectively referred to herein as the “SEC Filings”). As of their respective dates, the SEC Filings complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Filings, when filed, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which Pubco is a party have been filed as exhibits to the SEC Filings to the extent required. The financial statements of Pubco included in the SEC Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.

(t)    Since the adoption of the Sarbanes-Oxley Act of 2002 (the “New Act”), Pubco has complied in all material respects with the laws, rules and regulation under the New Act to the extent applicable to Pubco.

(u)    Neither the sale of the Units hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither Pubco nor any of its subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages in any dealings or transactions, or be otherwise associated, with any such person. Pubco and its subsidiaries are in compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

3.    Placement Agent Compensation.

(a)    Pubco shall cause to be delivered to the Placement Agent copies of the Memorandum and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws and in accordance with the terms and conditions of this Agreement, and hereby authorizes the Placement Agent and its agents and employees to use the Memorandum in connection with the sale of the Units until the Termination Date, and no person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.

(b)    Pubco shall make available to the Placement Agent and its representatives such information as may be reasonably requested in making a reasonable investigation of Pubco and its affairs and shall provide access to such employees during normal business hours as shall be reasonably requested by the Placement Agent.

(c)    As compensation for its services under this Agreement, at the Closing, subject to Section 3(e) below, the Placement Agent will receive a cash fee (the “Placement Agent Fee”) equal to 8% of the aggregate proceeds that Pubco receives from the sale of the Units and (ii) reimbursement of all reasonable out-of-pocket expenses, including the reasonable fees and expenses of counsel for the Placement Agent in connection with the Offering up to an aggregate amount of $55,000, (the “Expense Reimbursement”). Notwithstanding anything to the contrary contained herein, the Placement Agent shall reallow to Matrix USA, LLC that portion of the Placement Agent Fee that is attributable to sales of Units made by Matrix USA, LLC as sub-placement agent.

(d)    In addition to the Placement Agent Fee, subject to Section 3(e), Pubco shall at Closing sell to Placement Agent, or its designee(s), for consideration of $10.00, a four-year warrant to purchase such number of shares of Common Stock at an exercise price of $2.50 per share equal to 10% of the number of shares of Common Stock initially issuable upon the conversion of the Series A Preferred Stock sold in this Offering (the “Placement Agent Warrants”). The Placement Agent Warrants shall have the same registration rights as those afforded to investors in the Offering and shall contain provisions for cashless exercise. Notwithstanding anything to the contrary contained herein, the Placement Agent shall reallow to Matrix USA, LLC that portion of the Placement Agent Warrants that are attributable to sales of Units made by Matrix USA, LLC as sub-placement agent. VirtualScopics hereby consents to such reallowance.

(e)    With respect to the sale of the first 3,000 Units (i.e. gross proceeds of $3 million), the Placement Agent shall not be entitled to the Placement Agent Fee or to purchase Placement Agent Warrants with respect to sales of Units arranged through the officers or directors of VirtualScopics to certain pre-existing prospective investors. With respect to sales of Units after the sale of the first 3,000 Units (i.e. gross proceeds in excess of $3 million), the Placement Agent Fee shall be reduced from 8% to 2% with respect to sales of Units arranged through the officers or directors of VirtualScopics. Notwithstanding anything to the contrary contained herein, with respect to sales of Units arranged through the officers or directors of VirtualScopics (whether as part of the first 3,000 Units or thereafter) to: (i) Merck, (ii) Pfizer, (iii) Quest Diagnostics, (iv) NGN or (v) any of VirtualScopic’s other existing investors as of the date hereof, the Placement Agent shall not be entitled to purchase the Placement Agent Warrants.

(f)    To the extent there is more than one Closing, payment of the proportional amount of the Placement Agent Fee will be made out of the proceeds of subscriptions for the Units sold at each Closing and Placement Agent Warrants shall be issued at each Closing. Payment of the Expense Reimbursement incurred as of the date of each Closing, will be made out of the proceeds of subscriptions for Units at each Closing.

4.    Subscription and Closing Procedures.

(a)    The Units sold in the Offering will be sold pursuant to Subscription Agreements between Pubco and the investors in the Offering in the form annexed to the Memorandum.

(b)    All funds for subscriptions received from the sale of Units in the Offering will be deposited into the escrow account (the “Escrow Account”) established for such purpose with Signature Bank, New York, New York (the “Escrow Agent”). All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of the Escrow Agreement by and among the Placement Agent, VirtualScopics and the Escrow Agent. Pubco will pay all fees related to the establishment and maintenance of the Escrow Account.

(c)    If subscriptions for $3,000,000 of Units have been accepted prior to the expiration of the Initial Offering Period or any extension thereof, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, the Initial Closing shall be held in accordance with the terms of the Subscription Agreements with respect to the Units sold at the offices of Greenberg Traurig, LLP, counsel to Pubco. Thereafter, additional closings may be held until the full $6.0 million of Units is sold. To the extent the over-allotment option is exercised, the remaining Units will continue to be offered and sold until the Termination Date, with the final closing (the “Final Closing” and each closing of the purchase and sale of Units is referred to in this Agreement as a “Closing”) to occur within 10 days from the earlier of the Termination Date or the sale of all Units offered. Delivery of payment for the accepted subscriptions for Units from funds held in the Escrow Account will be made at the Closing against delivery of the Units by Pubco. Executed certificates for the securities comprising the Units and the Placement Agent Warrants will be made available to the Placement Agent for checking and packaging at the Placement Agent’s office prior to the Closing or within five (5) business days following the Closing.

(d)    If subscriptions for $3,000,000 of Units have not been received and accepted by Pubco (with VirtualScopics’ consent) on or before the expiration of the Initial Offering Period or any extension thereof for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction. Subject to the receipt of such subscriptions for $3,000,000, Pubco (with VirtualScopics’ consent) will accept or reject the Subscription Document in a timely fashion and at each Closing will countersign the Subscription Document and provide duplicate copies of such Agreements to the Placement Agent for distribution to the Subscribers. Pubco will give written notice to the Placement Agent of its acceptance or rejection of each subscription. Pubco or the Placement Agent on the Company's behalf, will promptly return to Subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

5.    Further Covenants. Each of Pubco and VirtualScopics hereby covenants and agrees that:

(a)    Except upon prior written notice to the Placement Agent, neither Pubco nor VirtualScopics shall, at any time prior to the Closing, knowingly take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of the Closing date with the same force and effect as if such representations and warranties had been made on and as of each such date.

(b)    If, at any time prior to the Closing, any event shall occur that causes or is reasonably likely to result in a Material Adverse Effect or as a result of which it becomes necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true and correct in all material respects, or in case it shall be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, VirtualScopics will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request. Neither Pubco nor VirtualScopics will at any time before the Closing prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or which is not in compliance in all material respects with the Act and other applicable securities laws. As soon as Pubco or VirtualScopics is advised thereof, Pubco or VirtualScopics will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of any exemption for such qualification or registration thereof for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and Pubco and VirtualScopics will use their best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c)    Pubco and VirtualScopics shall comply with the Act, the Exchange Act and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which Blue Sky counsel has advised the Placement Agent that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file with the SEC, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(d)    Pubco and VirtualScopics shall use commercially reasonable best efforts to qualify the Units for sale under the securities laws of such jurisdictions in the United States as may be mutually agreed to by Pubco, VirtualScopics and the Placement Agent, and Pubco and VirtualScopics will make such applications and furnish information as may be required for such purposes, provided that neither Pubco nor VirtualScopics will be required to qualify as a foreign corporation in any jurisdiction or execute a general consent to service of process. Pubco and VirtualScopics will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request with respect to the Offering.

(e)    Pubco shall place a legend on the certificates representing the securities comprising the Units and the Placement Agent Warrants that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f)    Pubco shall apply the net proceeds from the sale of the Units to fund its working capital requirements and for such other purposes as substantially described under the “Use of Proceeds” section of the Memorandum.

(g)    During the Offering Period, VirtualScopics shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of VirtualScopics concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent it possesses such information or can acquire it without unreasonable expense or violation of any confidentiality agreements.

(h)    Pubco and VirtualScopics shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Units and the Placement Agent Warrants and will also pay their own respective expenses for accounting fees, legal fees, and other costs involved with the Offering. VirtualScopics will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request. In addition, Pubco will pay all reasonable filing fees, costs and legal fees for Blue Sky services and related filings and expenses of counsel with respect to Blue Sky qualifications. The Blue Sky filings shall be prepared by Pubco’s Blue Sky counsel and all Blue Sky filing fees shall be paid by Pubco prior to any filing. Pubco’s Blue Sky counsel shall promptly send copies of all Blue Sky filings that it makes to the Placement Agent following the Closing. All other fees and expenses of Blue Sky counsel shall be payable at the Closing. Further, as promptly as practicable after the Closing, Pubco shall prepare, at its own expense, velobound “closing binders” relating to the Offering and will distribute such binders to the individuals designated by counsel to the Placement Agent.

(i)    Except with the prior written consent of the Placement Agent, not to be unreasonably withheld or delayed, as contemplated by the Memorandum or any transaction involving the issuance of equity securities to: (i) Merck, (ii) Pfizer, (iii) Quest Diagnostics, (iv) NGN or (v) any of the VirtualScopic’s other existing investors, neither Pubco nor VirtualScopics shall, at any time prior to the Closing, engage in any transaction outside the ordinary course of its business or issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities.

(j)    Except as otherwise approved by the Placement Agent, until the Termination Date, neither Pubco, nor VirtualScopics nor any person or entity acting on its behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of Pubco’s or any subsidiary’s debt or equity securities. Neither Pubco, nor anyone acting on its behalf will, until the Termination Date, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for securities of Pubco or VirtualScopics from, or otherwise approach or negotiate in respect thereof with, any other person. The foregoing shall not in any limit the ability of VirtualScopics officers and directors from selling or offering for sale any Units in the Offering.

6.    Conditions of Placement Agent’s Obligations. The obligations of the Placement Agent hereunder to effect the Closing are subject to the fulfillment, at or before the Closing, of the following additional conditions:

(a)    Each of the representations and warranties of Pubco and VirtualScopics shall be true and correct in all material respects when made on and as of the Closing date as though made on and as of the Closing, except as to representations and warranties made as of a specific date.

(b)    Pubco and VirtualScopics shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it at or before the Closing.

(c)    No order suspending the use of the Memorandum or enjoining the Offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of Pubco’s and VirtualScopics’ knowledge, be contemplated or threatened.

(d)    The Placement Agent shall have received a certificate of the President and Chief Executive Officer of each of Pubco and VirtualScopics, dated as of the Closing Date, certifying, as to the fulfillment of the conditions set forth in subparagraphs (a), (b) and (c) above, as those conditions relate to their respective companies.

(e)    Each of Pubco and VirtualScopics shall have delivered to the Placement Agent: (i) a recently dated good standing certificate from the secretary of state of its jurisdiction of incorporation or organization and each jurisdiction in which it is qualified to do business as a foreign corporation; and (ii) resolutions of its Board of Directors or other governing body approving this Agreement and the transactions and agreements contemplated by this Agreement, the Share Exchange Agreement and the Memorandum, certified by its President and Chief Executive Officer and (iii) resolutions of its shareholders or members, to the extent required, approving the Share Exchange Agreement and the transactions and agreements contemplated by the Share Exchange Agreement.

(f)    At each Closing, Pubco shall pay to the Placement Agent the Placement Agent Fee and the Expense Reimbursement and shall issue the Placement Agent Warrants.

(g)    Pubco shall deliver to the Placement Agent a signed opinion of Greenberg Traurig, LLP, counsel to Pubco dated as of the Closing Date, containing the opinions set forth in Exhibit A, subject to condtions, limitations and qualifications provided for therein.

(h)    VirtualScopics shall deliver to the Placement Agent a signed opinion of Woods Oviatt Gilman LLP, counsel to VirtualScopics, dated as of the Closing Date, containing the opinions set forth in Exhibit B, subject to condtions, limitations and qualifications provided for therein.

(i)    All proceedings taken at or prior to each Closing in connection with the authorization, issuance and sale of the Units and the Placement Agent Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as it may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

(j)    The transactions contemplated in the Share Exchange Agreement shall have been consummated.

(k)    A Registration Rights Agreement covering the Placement Agent Warrants substantively equivalent to the registration rights granted to the investors in the Offering shall be executed and delivered by Pubco.

(l)    The Share Exchange Agreement, which includes language pursuant to which the representations, warranties and covenants of VirtualScopics as contained therein, are made in favor of the Placement Agent, shall have been consummated.

7.    Intentionally Omitted

8.    Representation and Warranties of the Placement Agent; Covenants of the Placement Agent.

(a)    The Placement Agent hereby represents and warrants to Pubco and VirtualScopics that (i) it is a registered broker-dealer pursuant to the Exchange Act and a member in good standing of the National Association of Securities Dealers, Inc., and (ii) this Agreement has been duly authorized, executed and delivered by the Placement Agent and is a valid and binding agreement on its part.

(b)    The Placement Agent shall not engage in any form of general solicitation or general advertising that is prohibited by Regulation D in connection with the Offering, or take any action that might reasonably be expected to jeopardize the availability for the Offering of the exemption from registration provided by Rule 506 under Regulation D. The Placement Agent shall comply in all material respects with all laws in effect in all US jurisdictions in which securities of Pubco are offered by it and the rules, regulations and orders of any securities administrator existing or adopted thereunder, including without limitation, the Act, the Exchange Act and the rules and regulations thereunder.

(c)    The Placement Agent shall maintain appropriate records of the documents signed by each subscriber for a period of at least four years after the Termination Date.

9.    Confidentiality. In the course of its services under this Agreement, the Placement Agent will have access to Confidential Information (as defined below) concerning Pubco and VirtualScopics. The Placement Agent agrees that all Confidential Information will be treated by the Placement Agent as confidential in all respects. The Placement Agent hereby agrees that it and its dealers, affiliates and representatives shall: (i) use the Confidential Information solely for the purposes of its engagement hereunder; and (ii) not disclose any Confidential Information to any other party except to those Placement Agent representatives who need to know such information for the purposes of the Placement Agent’s engagement hereunder and who have been advised of such confidentiality restrictions. The term “Confidential Information” shall mean all information, whether written or oral, which is or has been disclosed by Pubco, VirtualScopics or their respective affiliates, agents or representatives to the Placement Agent or any of its representatives in connection with the Offering and the transactions contemplated hereby, which is not in the public domain, but shall not include: (i) information which is publicly disclosed other than by the Placement Agent in violation of this Agreement; (ii) information which is obtained by the Placement Agent from a third party that (x) is not known by Placement Agent to have violated, or obtained such information in violation of, any obligation to Pubco, VirtualScopics, or their respective affiliates with respect to such information, and (y) does not require the Placement Agent to refrain from disclosing such information; and (iii) information which is required to be disclosed by the Placement Agent or its outside counsel under compulsion of law (whether by oral question, interrogatory, subpoena, civil investigative demand or otherwise) or by order of any court or governmental or regulatory body to whose supervisory authority the Placement Agent is subject; provided that, in such circumstance, the Placement Agent will give Pubco or VirtualScopics, as the case may be, prior written notice of such disclosure and cooperate with Pubco or VirtualScopics, as the case may be, to minimize the scope of any such disclosure. The Placement Agent’s obligation under this section shall continue for a period of two years after the date of expiration, termination or completion of this Agreement or the Placement Agent’s engagement hereunder.

10.    Indemnification.

(a)    Each of Pubco and VirtualScopics shall: (i) indemnify and hold harmless the Placement Agent, its selected dealers, agents and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such agents (each an “Indemnitee”) against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Units, and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that neither Pubco nor VirtualScopics will be liable in any such case to the extent that any such claim, damage or liability results from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to Pubco by the Placement Agent or any such controlling persons specifically for use in the Memorandum, (B) any violations by the Placement Agent or such controlling persons of the Act or state securities laws which does not result from a violation thereof by Pubco or any of its affiliates, or (C) the gross negligence, willful misconduct, or bad faith of the Placement Agent or the party claiming a right to indemnification. In addition to the foregoing agreement to indemnify and reimburse, each of Pubco and VirtualScopics will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering, other than fees due to the Placement Agent and its selected dealers and agents and Verus International Group.

(b)    The Placement Agent will indemnify and hold harmless each of VirtualScopics and Pubco, its officers, directors, agents, employees and each person, if any, who controls Pubco or VirtualScopics within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) joint or several (which shall for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals) to which Pubco, VirtualScopics or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses shall result from any claim of Pubco or VirtualScopics, any of their respective officers, directors, agents, employees, any person who controls Pubco within the meaning of the Act or any third party, insofar as such losses, claims, damages or liabilities are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum but only with reference to information contained in the Memorandum relating to the Placement Agent furnished in writing to Pubco by the Placement Agent or any controlling person; or (B) Placement Agent’s violation of the Act or state securities laws which did not result from a violation thereof by Pubco.

(c)    Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, claim, proceeding or investigation (the “Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnified party under this Section 10, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 10 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will have the right, at its option, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, which consent shall not be unreasonably withheld. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing the indemnified party, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party, unless such settlement includes an unconditional release of such indemnified party from all liability arising or that may arise out of such Action. No indemnified party shall settle any Action for which indemnification may be sought by him or it hereunder without the prior written consent of the indemnifying party.

11.    Contribution. To provide for just and equitable contribution, if: (i) an indemnified party makes a claim for indemnification pursuant to Section 10 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agree-ment expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Pubco and VirtualScopics on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by Pubco and VirtualScopics on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by Pubco bear to the total compensation (with respect to stock compensation, the value of such stock shall be determined by reference to the value of the stock at the time the contribution payment is determined) received by the Placement Agent. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by Pubco or VirtualScopics or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. Pubco, VirtualScopics and the Placement Agent agree that it would be unjust and inequitable if the respective contribution obligations of Pubco and VirtualScopics on the one hand and the Placement Agent on the other hand were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 11. No person guilty of a fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 11, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls Pubco or VirtualScopics within the meaning of the Act will have the same rights to contribution as Pubco or VirtualScopics, subject in each case to the provisions of this Section 11. Anything in this Section 11 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 11 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

12.    Termination.

(a)    The engagement of the Placement Agent may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period (such date of termination of the engagement of the Placement Agent or the date of termination of the engagement of the Placement Agent under Section 12(b) below, as the case may be, the “Expiration Date”) in the event that: (i) any of the representations or warranties of Pubco or VirtualScopics contained herein or in the Memorandum shall prove to have been false or misleading in any material respect when made or deemed made; (ii) Pubco or VirtualScopics shall have failed to perform any of its material obligations hereunder; or (iii) the Placement Agent shall determine in good faith that it is reasonably likely that any of the conditions to Closing set forth herein will not or cannot be satisfied (other than Placement Agent’s inability to sell at least $3 million of Units). In the event of any such termination occasioned by or arising out of or in connection with any breach or failure hereunder on the part of Pubco or VirtualScopics described in clauses (i), (ii), or (iii) above, the Placement Agent shall be entitled to receive from Pubco and VirtualScopics, jointly and severally, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of: (A) all unpaid Placement Agent Fees earned through the Expiration Date based upon the amount of funds then in escrow and (B) the full amount of the unpaid Expense Reimbursement.

(b)    The engagement of the Placement Agent may be terminated by Pubco or VirtualScopics at any time prior to the Expiration Date in the event: (i) any of the representations or warranties of the Placement Agent contained herein shall prove to have been false or misleading in any material respect when made or deemed made; (ii) the Placement Agent shall have failed to perform any of its material obligations hereunder; or (iii) of the gross negligence, bad faith, or willful misconduct of the Placement Agent or its agents or representatives.

(c)    Upon any such termination, the Escrow Agent will, at the request of the Placement Agent, cause all monies received in respect of subscriptions for Units then in escrow to be promptly returned to such subscribers without interest, penalty, expense or deduction.

13.    Survival. The provisions of Sections 9, 10, 11, 12, 13, 14, 15, 16, 17 and 18 shall survive any termination hereunder.

14.    Notices. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Brookshire Securities Corporation, 8 West Las Olas Blvd., Ft. Lauderdale Florida 33301 telefax number (954) 714-9131 with a copy to Peckar & Abramson, PC, 70 Grand Avenue, River Edge, New Jersey 07661, Attn: Stephen P. Katz, Esq., telefax number (201) 343-6306, and if sent to Pubco, will be mailed, delivered or telefaxed and confirmed to the address set forth on the signature paged to this Agreement, with a copy to Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, NY 10166 Attn: Spencer G. Feldman, Esq., telefax number (212) 801-6400, and if sent to VirtualScopics, will be mailed, delivered or telefaxed and confirmed to 350 Linden Oaks, Rochester, New York 14625 Attn: Robert Klimasewski, telefax number (585) 218-7350, with a copy to Woods Oviatt Gilman LLP, 700 Crossroads Building, 2 State Street, Rochester, NY 14614, Attn: Gordon Forth, Esq., telefax number (585) 987-2901.

15.    Governing Law, Jurisdiction. This Agreement shall be deemed to have been made and delivered in Fort Lauderdale, Florida and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Florida without regard to principles of conflicts of law thereof.

16.    Miscellaneous. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder. Either party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement.

17.    Entire Agreement. This Agreement together with any other agreement referred to herein supersedes all prior agreements between the parties with respect to the Offering and the subject matter hereof.

18.    Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

*****

If the foregoing is in accordance with your understanding of the agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between Pubco and the Placement Agent in accordance with its terms.

VIRTUALSCOPICS, LLC

By:   /s/ Molly Henderson
Name: Molly Henderson
Title: CFO

Accepted and agreed to this

3 day of October, 2005

BROOKSHIRE SECURITIES CORPORATION

By:  /s/ Timothy B. Ruggiero
Name: Timothy B. Ruggiero
Title: President

By its execution of this Agreement on or before the Closing, Pubco hereby acknowledges, agrees and confirms that it will be deemed to be a party to this Agreement and shall have all of the related rights and obligations inuring to it as if Pubco had executed this Agreement on the original date of the Agreement. Pubco further ratifies and agrees to be bound by all of the terms, provisions and conditions contained in this Agreement.

Pubco hereby acknowledges, agrees and confirms that, at the Closing, it shall execute and deliver to the Company and the Placement Agent a counterpart signature page of this Agreement, at which time it shall become bound by all of the terms, provisions and conditions hereof as if it was an original party hereto.

PUBCO

ConsultAmerica
Name of Pubco

By: /s/ Edward A. Sundberg
Name: Edward A. Sundberg
Title: President

Exhibit A
Form of Opinion of Pubco Counsel

1.    The “Company” (for purposes of the opinion, the Company means ___________ after giving retroactive effect to the Offering and the Share Exchange) has been duly organized as a corporation and is validly existing in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and conduct its business as described in its SEC filings and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business (as currently conducted), financial condition or results of operation of the Company (a “Material Adverse Effect”).

2.    The Company has the authorized and issued capital stock as set forth in the Memorandum.

3.    The (i) Units and (ii) the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants have been duly authorized for issuance by all necessary corporate action on the part of the Company; and the Units, the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants, when issued, sold and delivered against payment therefor in accordance with the provisions of the Warrants and the Placement Agent Warrants, as applicable, will be duly and validly issued, fully paid and non-assessable. The issuance of the Units, the Placement Agent Stock and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants are not subject to any statutory or, to our knowledge, contractual or other preemptive rights. A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon exercise of the Warrants and the Placement Agent Warrants.

4.    The execution and delivery by the Company of the Transaction Documents (this term shall include, without limitation, the Placement Agency Agreement, Subscription Agreements, Warrants, Placement Agent Warrants and the Share Exchange Agreement) and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action (including shareholder approval with respect to the Share Exchange Agreement) on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

5.    The execution and delivery by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby will not (a) violate the provisions of any U.S. Federal or state (limited to DE and NY) law, rule or regulation applicable to the Company or the Delaware General Corporation Law; (b) violate the provisions of the Company’s Certificate of Incorporation or By-laws, each as amended to date; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company of which we are aware; or (d) result in the breach or termination of any material term or provision of any agreement to which the Company is a party of which we are aware.

6.    Assuming that the Units were sold only to “accredited investors” (as defined in Rule 501 of Regulation D) and the Placement Agent complied with Regulation D, such sales were made in conformity with the requirements of Section 4(2) of the Act and Regulation D, and with the requirements of all other Regulations currently in effect relating to “private offerings” of the type made by the Company.

7.    To our knowledge, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body.

8.    No consent, approval or authorization of, or other action by, and no notice to or filing with, any United States Federal or state (limited to DE and NY) governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents and the consummation by the Company of the transactions contemplated thereunder, except for (i) the filing of a Form D that may be filed with the Securities and Exchange Commission, (ii) any filings under the securities laws of the various jurisdictions in which the Units and the Placement Agent Warrants are being offered and sold by the Company (iii) the registration required by the registration rights provisions contained in the subscription document and (iv) any filings relating to public disclosure of the transactions contemplated by the Transaction Documents.

9.    We have participated in the preparation of the Memorandum and in conferences with officers and other representatives of the Company and VirtualScopics, at which such conferences the contents of the Memorandum and related matters were discussed, and although we have not undertaken to determine independently, and do not assume any responsibility for, the accuracy or completeness of the statements contained in the Memorandum, based upon those conferences and upon our participation in the preparation of the Memorandum, and any amendment or supplement thereto (other than the historical and projected financial statements, including supporting schedules and other financial and statistical information derived therefrom), the Memorandum, as of its date, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading with respect to the Company (without giving effect to the Offering and the Exchange Offer); and with respect to the contents of the Memorandum relating to VirtualScopics, we offer no opinion and refer to the separate opinion rendered by Woods Oviatt Gilman LLP, counsel to VirtualScopics.

EXHIBIT B
FORM OF OPINION OF VIRTUALSCOPICS

1.    The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to carry on its business, to own and hold its properties owned and leased, to enter into the Placement Agent Agreement and to carry out the provisions of such agreement.

2.    The Placement Agent Agreement has been duly executed and delivered by the Company and is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as such enforcement is limited by bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and (b) no opinion is expressed as to the availability of specific performance or other equitable remedies or the enforceability of indemnification or contribution obligations against securities laws claims.

3.    The execution, delivery and performance by the Company of the Placement Agent Agreement and the consummation by the Company of the transactions contemplated by the Placement Agent Agreement will not (a) violate or contravene in any material respect any provision of the Company’s Articles of Organization, operating agreement or other constituent documents, as currently in effect; (b) violate the provisions of any U.S. Federal or state law, rule or regulation applicable to the Company or the New York Limited Liability Company Law; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company of which we are aware; or (d) result in the breach or termination of any material term or provision of any agreement to which the Company is a party of which we are aware.

4.    No consent, approval or authorization of, or other action by, and no notice to or filing with, any United States Federal or governmental authority or the State of New York on the part of the Company is required in connection with the valid execution and delivery of the Placement Agent Agreement and the Share Exchange Agreement and the consummation by the Company of the transactions contemplated thereunder.

5.    To our knowledge, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body.

6.    We have participated in conferences with officers and other representatives of the Company, at which conferences the contents of the Memorandum and related matters were discussed. Although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Memorandum and have made no independent check or verification thereof, based upon those conferences and upon our participation in the preparation of the Memorandum, nothing has come to our attention which would lead us to believe that the Memorandum, as of its date (except for historical and projected financial statements, including supporting schedules, and other financial and statistical information contained in the Memorandum, as to which we express no view), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. ); and with respect to the contents of the Memorandum relating to Pubco, we offer no opinion and refer to the separate opinion rendered by Greenberg & Traurig, LLP, counsel to Pubco.